Exhibit 10.26.30+

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

AMENDMENT NO. 31
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 31 (“Amendment”), effective as of February 19, 2019 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties entered into Amendment No. 21 (dated October 1, 2017) to [*****]; and

WHEREAS, the parties wish to modify such [*****];

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	In Attachment V, Section 3, delete the clause ““[*****]” shall include [*****].” and replace with ““[*****]” shall mean, specifically, [*****].”

2.	All references in the Agreement to “[*****]” shall be changed to “[*****]”.

3.	In Attachment V, Section 3, after the section “[*****] Fees (Fees applicable beginning [*****] until [*****])”, but before the heading “[*****] Fees”, add the following:

“[*****] Fees:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	e

Conditions:

•	Telenav [*****] is provided as-is, using [*****].

•	[*****] will be provided only [*****].

•	[*****] in [*****], if significant [*****] then will [*****] in [*****].

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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Exhibit 10.26.30+

•	Service Level Agreement – Telenav agrees to meet the services level requirements as set forth in Exhibit B to Attachment XIII.”

4.	In Attachment V, after Section 17, add the following new section:

“18. For purposes of [*****], the parties approve and agree to implement the [*****] of the [*****] (‘[*****]’) listed below and the fees associated with these [*****] shall be $[*****].

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]
”

5.	In Attachment XIII, delete Section 3 “Territories” in its entirety, and replace with the following:

“3. Territories. Telenav will make [*****] available to all [*****] which are [*****] in [*****].
Ford will pay Telenav for [*****]

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Sync Software Buyer Date: 2/20/2019	TELENAV, INC. By: /s/ Fuad Ahmad (Signature) Name: Fuad Ahmad (Printed Name) Title: CFO Date: 2/25/2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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